IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals or caused these presents to be executed the day and year first above written.

Witness:

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E.S.K. Builders at Keansburg, L.L.C., Seller

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By: Stevan Kostos
Title: Managing Member

VCS Holdings, LLC, Buyer

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By:
Title: